Financial Investors Trust

U.S. Treasury Money Market Fund

U.S. Government Money Market Fund, Classes I and II

Prime Money Market Fund, Classes I and II

SUPPLEMENT DATED JANUARY 8, 2003
TO THE AUGUST 28, 2002

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Prospectus and Statement of Additional Information ("SAI"), and should be read in conjunction with such SAI.

At the December 17, 2002, meeting of the Board of Trustees, the Trustees approved an interim Investment Advisory Agreement (the “Interim Agreement”) with SSgA Funds Management, Inc.  Thus, effective January 13, 2003, SSgA Funds Management, Inc. will replace General Electric Asset Management, Inc. (“GEAM”), as the investment advisor to the U.S. Treasury Money Market, U.S. Government Money Market, and Prime Money Market Funds (collectively, the “Funds”), and will direct the investment of the Funds in accordance with each Fund’s investment objective, policies, and restrictions.  The term of the Interim Agreement is 150 days and during that term the fees will remain the same as with GEAM.

SSgA Funds Management, Inc., Two International Place, Boston, Massachusetts 02110, is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.  As of November 30, 2002, SSgA Funds Management, Inc. had over $67 billion in assets under management.  SSgA Funds Management, Inc., State Street Bank and Trust Company (“State Street”) and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $745 billion under management as of November 30, 2002, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

During the period of the Interim Agreement, the Funds will be managed by a team of investment professionals. SSgA Funds Management, Inc. uses a team approach to create an environment that encourages the flow of investment ideas.

Also effective January 13, 2003, the cutoff times will change from 1:00 p.m. Eastern Time to 4:30 p.m. Eastern Time for same day redemptions, and from 5:00 p.m. Eastern Time to 4:30 Eastern Time for same day purchases.